UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-08039

Third Avenue Trust

(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York NY	10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-443-1021

Date of fiscal year end: October 31, 2014

Date of reporting period: July 31, 2014

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Trust’s schedule of investments is as follows:

Third Avenue Value Fund

Third Avenue Small-Cap Value Fund

Third Avenue Real Estate Value Fund

Third Avenue International Value Fund

Third Avenue Focused Credit Fund

THIRD QUARTER REPORT

JULY 31, 2014

THIRD AVENUE FUNDS

Privacy Policy

Third Avenue Funds (the “Funds”) respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Funds’ affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only by authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Funds have delegated the voting of proxies relating to their voting securities to the Funds’ investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021, (ii) at the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov, and (iii) on the Funds’ website www.thirdave.com.

Schedule of Portfolio Holdings—Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments
at July 31, 2014
(Unaudited)

Principal		Value
Amount ($)	Security†	(Note 1)

Corporate Bonds & Notes - 0.28%
	Consumer Products - 0.28%
20,878,714	Home Products International, Inc., 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 3/20/17 (b) (c) (d) (e)	$6,649,871
	Total Corporate Bonds & Notes (Cost $20,878,714)	6,649,871
Claims - 1.24%
	Securities Brokerage - 1.24%
63,101,500	Lehman Brothers Holdings, Inc., SIPA Claims (a)	29,559,109
	Total Claims (Cost $26,502,630)	29,559,109

Shares
Common Stocks & Warrants - 87.16%
	Agricultural Equipment - 2.09%
1,018,513	AGCO Corp.	49,611,768
	Asset Management - 6.88%
3,034,813	Bank of New York Mellon Corp. (The)	118,479,100
1,007,504	Brookfield Asset Management, Inc., Class A (Canada)	44,985,054
		163,464,154
	Automotive - 4.57%
417,265	Cie Generale des Etablissements Michelin (France)	45,773,645
1,292,093	Toyota Industries Corp. (Japan)	62,948,531
		108,722,176
	Consumer Products - 0.00%#
526,368	Home Products International, Inc. (a) (b) (c) (d)	26,318
	Depository Institutions - 6.65%
1,626,949	Comerica, Inc.	81,770,457
5,644,398	KeyCorp	76,425,149
		158,195,606
	Diversified Holding Companies - 11.11%
3,543,000	Cheung Kong Holdings, Ltd. (Hong Kong)	68,448,984
145,287	Investor AB, Class B (Sweden)	5,222,920
177,414,880	Lai Sun Garment International, Ltd. (Hong Kong) (a) (c)	25,668,586
561,726	Pargesa Holding S.A. (Switzerland)	47,547,150
1,982,750	RHJ International S.A. (Belgium) (a) (d)	9,616,391
21,351,000	Wheelock & Co., Ltd. (Hong Kong)	107,656,464
		264,160,495
		Value
Shares	Security†	(Note 1)

	Financial Insurance - 0.01%
37	Manifold Capital LLC (a) (b) (c) (d)	$259,000
	Insurance & Reinsurance - 3.96%
108,073	Alleghany Corp. (a)	44,726,011
127,500	Olympus Re Holdings, Ltd. (Bermuda) (a) (b) (d)	76,500
81,699	White Mountains Insurance Group, Ltd. (Bermuda)	49,420,542
		94,223,053
	Manufactured Housing - 4.78%
1,590,793	Cavco Industries, Inc. (a) (c)	113,566,712
	Materials - 0.73%
823,994	Canfor Corp. (Canada) (a)	17,449,463
	Non-U.S. Real Estate Operating Companies - 6.19%
16,132,000	Hang Lung Group, Ltd. (Hong Kong)	86,512,612
9,552,566	Henderson Land Development Co., Ltd. (Hong Kong)	60,593,053
		147,105,665
	Oil & Gas Production & Services - 14.27%
990,300	Apache Corp.	101,664,198
1,245,606	Devon Energy Corp.	94,043,253
2,771,698	EnCana Corp. (Canada)	59,730,092
1,299,649	Total S.A. (France)	83,820,286
		339,257,829
	Securities Brokerage - 3.49%
9,883,700	Daiwa Securities Group, Inc. (Japan)	82,983,436
	Semiconductor & Related - 2.73%
708,123	Intel Corp.	23,998,288
2,336,868	NVIDIA Corp.	40,895,190
		64,893,478
	Software - 2.31%
2,322,155	Symantec Corp.	54,942,187
	Steel & Specialty Steel - 4.87%
1,432,345	POSCO, ADR (South Korea)	115,776,446
	Telecommunications - 2.28%
16,284,090	Vodafone Group PLC (United Kingdom)	54,227,744
	U.S. Real Estate Operating Companies - 3.98%
1,221,894	Tejon Ranch Co. (a) (c)	34,946,168
200,255	Tejon Ranch Co., Warrants, expire 8/31/16 (a) (c)	452,576
1,886,790	Weyerhaeuser Co. (f)	59,094,263
		94,493,007

See accompanying notes to the Portfolios of Investments.

1

Third Avenue Trust
Third Avenue Value Fund
Portfolio of Investments (continued)
at July 31, 2014
(Unaudited)

		Value
Shares	Security†	(Note 1)

Common Stocks & Warrants (continued)
	Utilities - 5.12%
5,956,007	Covanta Holding Corp.	$121,621,663
	Water Treatment Facilities and Chemicals - 1.14%
1,180,000	Kurita Water Industries Ltd. (Japan)	27,114,399
	Total Common Stocks & Warrants (Cost $1,573,270,411)	2,072,094,599

Investment
Amount ($)
Limited Partnerships - 0.01%
	Insurance & Reinsurance - 0.01%
1,805,000	Insurance Partners II Equity Fund, L.P. (a) (b)	108,321
	Total Limited Partnerships (Cost $0)	108,321
	Total Investment Portfolio - 88.69% (Cost $1,620,651,755)	2,108,411,900
	Other Assets less Liabilities - 11.31%	268,967,695
	NET ASSETS - 100.00%	$2,377,379,595
	Investor Class:
	Net assets applicable to 621,919 shares outstanding	$38,170,906
	Net asset value, offering and redemption price per share	$61.38
	Institutional Class:
	Net assets applicable to 38,037,694 shares outstanding	$2,339,208,689
	Net asset value, offering and redemption price per share	$61.50

Notes:

ADR:	American Depositary Receipt.
SIPA:	Securities Investor Protection Act of 1970.
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(d)	Security subject to restrictions on resale.

Shares/				Market
Principal		Acquisition		Value
Amount ($)	Issuer	Date	Cost	Per Unit
526,368	Home Products International, Inc.	5/30/07	$54,667,471	$0.05
$20,878,714	Home Products International, Inc. 2nd Lien, Convertible, 6.000% Payment-in-kind Interest, due 3/20/17	3/16/07- 4/1/14	20,878,714	31.85
37	Manifold Capital LLC	9/24/97-11/10/06	37,712,514	7,000.00
127,500	Olympus Re Holdings, Ltd.	12/20/01	11,944,342	0.60
1,982,750	RHJ International S.A.	10/19/05-3/14/07	38,543,748	4.85

At July 31, 2014, these restricted securities had a total market value of $16,628,080 or 0.70% of net assets of the Fund.

(e)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities.
(f)	Security is a Real Estate Investment Trust.
†	U.S. issuer unless otherwise noted.
#	Amount represents less than 0.01% of total net assets.

Country Concentration

% of
Net Assets
United States	44.29%
Hong Kong	14.68
Japan	7.28
France	5.45
Canada	5.14
South Korea	4.87
United Kingdom	2.28
Bermuda	2.08
Switzerland	2.00
Belgium	0.40
Sweden	0.22
Total	88.69%

See accompanying notes to the Portfolios of Investments.

2

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments
at July 31, 2014
(Unaudited)

		Value
Shares	Security†	(Note 1)

Preferred Stocks - 0.36%
	U.S. Real Estate Investment Trust - 0.36%
76,750	Excel Trust, Inc., 8.125%	$2,000,872
	Total Preferred Stocks (Cost $1,919,828)	2,000,872
Common Stocks - 99.65%
	Asset Management - 1.80%
214,432	Legg Mason, Inc.	10,174,798
	Auto Parts and Services - 1.99%
210,400	Cooper Tire & Rubber Co.	6,078,456
143,740	Standard Motor Products, Inc.	5,181,827
		11,260,283
	Bank & Thrifts - 7.27%
89,071	City National Corp.	6,702,593
172,239	Commerce Bancshares, Inc.	7,761,089
67,200	Cullen/Frost Bankers, Inc.	5,239,584
169,563	Prosperity Bancshares, Inc.	9,856,697
154,801	UMB Financial Corp.	8,766,381
283,775	Valley National Bankcorp	2,718,564
		41,044,908
	Chemicals & Industrial Materials - 6.30%
329,116	Axiall Corp.	14,096,039
53,141	Minerals Technologies, Inc.	3,085,898
182,724	Stepan Co.	8,792,679
420,036	SunCoke Energy, Inc. (a)	9,589,422
		35,564,038
	Consulting and Information Technology Services - 9.04%
175,189	ExlService Holdings, Inc. (a)	4,914,051
286,592	FTI Consulting, Inc. (a)	10,592,440
637,466	Genpact Ltd. (Bermuda) (a)	11,219,402
210,303	ICF International, Inc. (a)	7,270,175
167,539	ManTech International Corp., Class A	4,523,553
145,065	Syntel, Inc. (a)	12,529,264
		51,048,885
	Consumer Products - 3.14%
237,959	Blucora, Inc. (a)	4,061,960
42,490	Cal-Maine Foods, Inc.	3,025,288
147,715	CST Brands, Inc.	4,938,112
153,458	VCA, Inc. (a)	5,722,449
		17,747,809
	Diversified Holding Companies - 6.54%
63,408	Ackermans & van Haaren NV (Belgium)	7,687,413
579,165	Dundee Corp., Class A (Canada) (a)	9,571,746
1,980,031	JZ Capital Partners, Ltd. (Guernsey)	14,641,886
203,082	Leucadia National Corp.	5,018,156
		36,919,201

		Value
Shares	Security†	(Note 1)

	Electronic Components - 3.09%
110,073	Electronics for Imaging, Inc. (a)	$4,850,917
202,611	Ingram Micro, Inc., Class A (a)	5,814,936
258,850	Insight Enterprises, Inc. (a)	6,799,989
		17,465,842
	Energy Services - 3.82%
165,879	Era Group, Inc. (a)	4,445,557
68,926	SEACOR Holdings, Inc. (a)	5,235,619
154,252	SemGroup Corp., Class A	11,889,744
		21,570,920
	Forest Products & Paper - 1.28%
302,611	P.H. Glatfelter Co.	7,202,142
	Healthcare - 2.47%
203,900	Patterson Cos., Inc.	7,954,139
55,907	Teleflex, Inc.	6,023,420
		13,977,559
	Industrial Capital Equipment Manufacturers - 1.63%
421,279	Rofin-Sinar Technologies, Inc. (a)	9,196,521
	Industrials - 0.87%
127,000	United Stationers, Inc.	4,899,660
	Industrial Equipment - 8.87%
236,800	Actuant Corp., Class A	7,643,904
126,606	Alamo Group, Inc.	6,017,583
165,971	EnerSys, Inc.	10,527,541
18,575	LB Foster Co., Class A	866,524
263,921	LSB Industries, Inc. (a)	10,163,598
88,538	Oshkosh Corp.	4,092,226
89,723	Regal-Beloit Corp.	6,306,630
230,475	Tredegar Corp.	4,503,482
		50,121,488
	Industrial Services - 13.00%
215,957	ABM Industries, Inc.	5,314,702
162,718	Cubic Corp.	7,136,811
440,861	Darling International, Inc. (a)	8,252,918
268,083	EMCOR Group, Inc.	10,972,637
230,147	Multi-Color Corp.	9,060,887
407,544	Tetra Tech, Inc.	9,895,168
120,710	UniFirst Corp.	11,734,219
257,019	World Fuel Services Corp.	11,038,966
		73,406,308
	Insurance & Reinsurance - 5.43%
20,143	Alleghany Corp. (a)	8,336,181
121,590	Arch Capital Group, Ltd. (Bermuda) (a)	6,498,986
339,285	HCC Insurance Holdings, Inc.	15,837,824
		30,672,991

See accompanying notes to the Portfolios of Investments.

3

Third Avenue Trust
Third Avenue Small-Cap Value Fund
Portfolio of Investments (continued)
at July 31, 2014
(Unaudited)

		Value
Shares	Security†	(Note 1)

Common Stocks (continued)
	Media - 3.62%
59,122	Liberty Media Corp., Series A (a)	$2,781,690
118,244	Liberty Media Corp., Series C (a)	5,557,468
160,026	Madison Square Garden, Co. (The), Class A (a)	9,495,943
91,202	Starz, Class A (a)	2,600,169
		20,435,270
	Metals Manufacturing - 3.43%
110,448	Encore Wire Corp.	4,632,189
139,176	Kaiser Aluminum Corp.	10,747,171
94,196	Kennametal, Inc.	3,982,607
		19,361,967
	Securities Trading Services - 0.79%
111,048	Broadridge Financial Solutions, Inc.	4,483,008
	Software and Services - 7.24%
614,387	Allscripts Healthcare Solutions, Inc. (a)	9,781,041
352,298	CSG Systems International, Inc.	9,173,840
206,607	InterDigital, Inc.	9,109,303
554,455	Progress Software Corp. (a)	12,852,267
		40,916,451
	U.S. Real Estate Investment Trust - 3.95%
219,258	American Homes 4 Rent, Class A	3,994,881
263,105	Excel Trust, Inc.	3,407,210
153,459	Post Properties, Inc.	8,317,478
189,619	Tanger Factory Outlet Centers Inc.	6,570,298
		22,289,867

		Value
Shares	Security†	(Note 1)

	U.S. Real Estate Operating Companies - 4.08%
143,227	Alico, Inc.	$5,286,509
238,067	Brookdale Senior Living, Inc. (a)	8,249,022
167,865	Forestar Group, Inc. (a)	3,139,075
84,239	Vail Resorts, Inc.	6,360,044
		23,034,650
	Total Common Stocks (Cost $430,797,500)	562,794,566
	Total Investment Portfolio - 100.01% (Cost $432,717,328)	564,795,438
	Liabilities in excess of Other Assets - (0.01%)	(44,614)
	NET ASSETS - 100.00%	$564,750,824
	Investor Class:
	Net assets applicable to 429,495 shares outstanding	$11,754,512
	Net asset value, offering and redemption price per share	$27.37
	Institutional Class:
	Net assets applicable to 20,153,948 shares outstanding	$552,996,312
	Net asset value, offering and redemption price per share	$27.44

Notes:

(a)	Non-income producing security.
†	U.S. issuer unless otherwise noted.

Country Concentration

% of
Net Assets
United States	91.22%
Bermuda	3.14
Guernsey	2.59
Canada	1.70
Belgium	1.36
Total	100.01%

See accompanying notes to the Portfolios of Investments.

4

Third Avenue Trust
Third Avenue Real Estate Value Fund
Portfolio of Investments
at July 31, 2014
(Unaudited)

Principal			Value
Amount		Security†	(Note 1)

Corporate Bonds & Notes - 1.30%
		Non-U.S. Real Estate Operating Companies - 1.30%
30,000,000	EUR	IVG Finance B.V., due 3/29/17 (Netherlands)*	$38,564,542
		Total Corporate Bonds & Notes (Cost $27,460,644)	38,564,542
Term Loans - 0.13%
		Non-U.S. Real Estate Operating Companies - 0.13%
		Concrete Investment I, Term Loan (Netherlands):
105,003	EUR	Tranche A1, 2.096%, due 3/31/16 (d) (g)	140,604
50,450	EUR	Tranche A2, 2.098%, due 3/31/16 (d) (g)	67,554
19,273	EUR	Tranche A3, 2.096%, due 3/31/16 (d) (g)	25,808
		Concrete Investment II, Term Loan (Netherlands):
20,069	EUR	Tranche A1, 2.096%, due 3/31/16 (d) (g)	26,873
50,450	EUR	Tranche A2, 2.098%, due 3/31/16 (d) (g)	67,554
4,818	EUR	Tranche A3, 2.096%, due 3/31/16 (d) (g)	6,452
471	EUR	Concrete Settlement S.A.R.L., Term Loan, Tranche A, 2.096%, due 3/31/16 (Netherlands) (d) (g)	631
		IVG Immobilien AG, Term Loan (Netherlands):
1,008,991	EUR	Tranche A1, 9.566%, due 3/31/16 (d) (g)	1,351,086
1,513,487	EUR	Tranche A2, 9.566%, due 3/31/16 (d) (g)	2,026,629
		Total Term Loans (Cost $3,783,926)	3,713,191

Shares
Common Stocks & Warrants - 74.58%
	Banks - 3.85%
1,732,800	PNC Financial Services Group, Inc., Warrants, expire 12/31/18 (a)	39,091,968
910,528	Wells Fargo & Co., Warrants, expire 10/28/18 (a)	17,600,506
2,000,500	Zions Bancorporation	57,654,410
		114,346,884

		Value
Shares	Security†	(Note 1)

	Forest Products & Paper - 5.34%
525,000	Rayonier, Inc. (c)	$17,881,500
4,487,558	Weyerhaeuser Co. (c)	140,550,317
		158,431,817
	Lodging & Hotels - 3.96%
6,117,746	Hersha Hospitality Trust (c)	40,438,301
450,000	Hyatt Hotels Corp., Class A (a)	26,473,500
5,124,816	Millennium & Copthorne Hotels PLC (United Kingdom)	50,588,157
		117,499,958
	Non-U.S. Real Estate Consulting/Management - 0.85%
2,505,167	Savills PLC (United Kingdom)	25,080,853
	Non-U.S. Real Estate Investment Trusts - 10.24%
54,909,568	Dexus Property Group (Australia)	60,329,699
270,000	Gecina S.A. (France)	38,558,227
7,957,812	Hammerson PLC (United Kingdom)	80,468,996
8,839,052	Segro PLC (United Kingdom)	53,240,548
800,000	Wereldhave N.V. (Netherlands)	71,206,076
		303,803,546
	Non-U.S. Real Estate Operating Companies - 25.69%
1,546,126	Brookfield Asset Management, Inc., Class A (Canada)	69,034,526
7,018,000	Cheung Kong Holdings, Ltd. (Hong Kong)	135,584,242
7,486,950	City Developments Ltd. (Singapore)	63,233,549
8,377,000	Hang Lung Properties Ltd. (Hong Kong)	25,871,182
10,438,657	Henderson Land Development Co., Ltd. (Hong Kong)	66,213,632
11,373,967	Hysan Development Co., Ltd. (Hong Kong)	54,444,927
92,430,715	Inmobiliaria Colonial S.A. (Spain) (a)	70,550,454
21,869,072	Quintain Estates & Development PLC (United Kingdom) (a)	32,492,580
25,210,321	Songbird Estates PLC (United Kingdom) (a)	102,256,920
11,760,055	Westfield Group (Australia) (c)	81,745,977
11,975,500	Wheelock & Co., Ltd. (Hong Kong)	60,383,119
		761,811,108
	Real Estate Consulting/Management - 1.96%
1,584,200	Realogy Holdings Corp. (a)	58,235,192
	Retail-Building Products - 2.71%
1,681,330	Lowe’s Cos., Inc.	80,451,641
	Retail-Supermarkets - 0.68%
7,062,422	WM Morrison Supermarkets PLC (United Kingdom)	20,045,350
	Senior Housing - 1.27%
1,090,295	Brookdale Senior Living, Inc. (a)	37,778,722

See accompanying notes to the Portfolios of Investments.

5

Third Avenue Trust
Third Avenue Real Estate Value Fund

Portfolio of Investments (continued)

at July 31, 2014

(Unaudited)

			Value
Shares		Security†	(Note 1)

Common Stocks & Warrants (continued)
		Specialty Finance - 0.75%
950,000		PHH Corp. (a)	$22,182,500
		U.S. Real Estate Investment
		Trusts - 11.85%
2,366,750		Equity Commonwealth (a)	63,570,905
4,196,831		First Industrial Realty Trust, Inc.	75,752,800
1,179,882		Post Properties, Inc.	63,949,604
1,942,810		Starwood Waypoint Residential Trust (a)	51,076,475
839,578		Tanger Factory Outlet Centers, Inc.	29,091,378
641,794		Vornado Realty Trust	68,043,000
			351,484,162
		U.S. Real Estate Operating Companies - 5.43%
48,867		Consolidated-Tomoka Land Co.	2,180,446
5,846,798		Forest City Enterprises, Inc., Class A (a)	112,083,118
941,627		Tejon Ranch Co. (a)	26,930,532
139,089		Tejon Ranch Co., Warrants, expire 8/31/16 (a)	314,341
3,369,445		Trinity Place Holdings, Inc.(a) (d) (e)	19,654,275
			161,162,712
		Total Common Stocks & Warrants (Cost $1,608,460,314)	2,212,314,445

Units
Private Equities - 4.38%
		U.S. Real Estate Operating Companies - 4.38%
28,847,217		Newhall Holding Co. LLC, Class A Units (a) (b)	129,812,476
		Total Private Equities (Cost $75,516,192)	129,812,476

Notional
Amount
Purchased Options - 0.00%^
		Foreign Currency Put Options - 0.00% ^(a)
48,000,000	AUD	Australian Currency, strike 0.9100 AUD, expire 8/5/14	1,560
14,000,000	AUD	Australian Currency, strike 0.9223 AUD, expire 9/4/14	75,503
		Total Purchased Options (Cost $590,001)	77,063

Principal		Value
Amount ($)	Security†	(Note 1)

Short Term Investments - 3.37%
	U.S. Government Obligations - 3.37%
100,000,000	U.S. Treasury Bills, 0.04% #, due 9/11/14	$99,996,014
	Total Short Term Investments (Cost $99,996,014)	99,996,014
	Total Investment Portfolio - 83.76% (Cost $1,815,807,091)	2,484,477,731
	Other Assets less
	Liabilities - 16.24% (f)	481,834,480
	NET ASSETS - 100.00%	$2,966,312,211

	Investor Class:
	Net assets applicable to 11,261,059 shares outstanding	$355,865,114
	Net asset value, offering and redemption price per share	$31.60

	Institutional Class:
	Net assets applicable to 82,118,586 shares outstanding	$2,610,447,097
	Net asset value, offering and redemption price per share	$31.79

Notes:

AUD:	Australian Dollar
EUR:	Euro.
(a)	Non-income producing security.
(b)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c)	Security is a Real Estate Investment Trust.
(d)	Fair-valued security.
(e)	Security subject to restrictions on resale.

				Market
		Acquisition		Value
Shares	Issuer	Date	Cost	Per Unit
3,369,445	Trinity Place Holdings, Inc.	10/2/2013- 11/6/13	$13,477,776	$5.83

At July 31, 2014, the restricted security had a total market value of $19,654,275 or 0.66% of net assets of the Fund.

(f)	Includes restricted cash pledged to counterparty as collateral management for forward foreign currency contracts and options.
(g)	Variable rate security. The rate disclosed is in effect as of July 31, 2014.
*	Issuer in default.
†	U.S. issuer unless otherwise noted.
#	Annualized yield at date of purchase.
^	Amount represents less than 0.01% of total net assets.

See accompanying notes to the Portfolios of Investments.

6

Third Avenue Trust
Third Avenue Real Estate Value Fund

Portfolio of Investments (continued)

at July 31, 2014

(Unaudited)

Country Concentration

% of
Net Assets
United States*	43.18%
United Kingdom	12.28
Hong Kong	11.55
Australia	4.79
Netherlands	3.82
Spain	2.38
Canada	2.33
Singapore	2.13
France	1.30
Total	83.76%

* Includes cash equivalents.

Schedule of Written Options

Notional Amount	Security	Expiration Date	Strike Price	Value
48,000,000AUD	Australian Currency, Call	8/5/14	0.9275 AUD	$185,467
14,000,000AUD	Australian Currency, Call	9/4/14	0.9400 AUD	37,060
	(Premiums received $589,990)			$222,527

AUD: Australian Dollar.

Schedule of Forward Foreign Currency Contracts

					Unrealized
Contracts to Sell	Counterparty	Settlement Date	Settlement Value	Value at 7/31/14	Appreciation
59,000,000EUR	Goldman Sachs & Co.	08/29/14	$ 79,458,250	$ 79,010,908	$447,342
105,712,500EUR	Goldman Sachs & Co.	09/19/14	146,960,306	141,577,345	5,382,961
					$5,830,303

EUR: Euro.

See accompanying notes to the Portfolios of Investments.

7

Third Avenue Trust
Third Avenue International Value Fund
Portfolio of Investments
at July 31, 2014
(Unaudited)

Shares	Security†	Value (Note 1)

Common Stocks and Warrants - 97.60%
	Automotive - 6.36%
247,852	Daimler AG (Germany)	$20,452,374
140,123	D’ieteren S.A./N.V. (Belgium)	5,911,721
201,609	LEONI AG (Germany)	13,777,876
		40,141,971
	Building & Construction Products/Services - 4.63%
10,353,176	Tenon, Ltd. (New Zealand) (a) (b)	13,192,569
523,268	Titan Cement Co. S.A. (Greece)	16,042,227
		29,234,796
	Capital Goods - 2.40%
332,166	Nexans S.A. (France) (a)	15,128,562
	Diversified Holding Companies - 8.38%
7,169,907	GP Investments, Ltd., BDR (Brazil) (a) (b)	15,485,419
659,433	Leucadia National Corp.	16,294,589
249,577	Pargesa Holding S.A. (Switzerland)	21,125,380
		52,905,388
	Diversified Operations - 3.99%
1,858,200	Hutchison Whampoa, Ltd. (Hong Kong)	25,207,310
	Financials - 2.04%
1,137,713	BinckBank N.V. (Netherlands)	12,884,191
	Forest Products & Paper - 7.97%
64,842,939	Rubicon, Ltd. (New Zealand) (a) (b)	22,033,688
903,943	Weyerhaeuser Co. (c)	28,311,495
		50,345,183
	Healthcare - 0.93%
546,761	Piramal Enterprises Ltd. (India)	5,864,881
	Household Appliances - 1.63%
484,636	De’Longhi S.p.A. (Italy)	10,289,371
	Insurance - 9.84%
82,307	Allianz SE (Germany)	13,702,937
100,144	Munich Re (Germany)	21,247,721
44,907	White Mountains Insurance Group, Ltd. (Bermuda)	27,164,693
		62,115,351
	Investment Technology Services - 2.07%
287,318	Otsuka Corp. (Japan)	13,091,173
	Media - 2.76%
693,683	Vivendi S.A. (France)	17,410,201
	Metals & Mining - 5.92%
1,185,273	Antofagasta PLC (Chile)	16,128,710
7,923,612	Capstone Mining Corp. (Canada) (a)	21,219,743
20,657	Kinross Gold Corp. Warrants, expire 9/17/14 (Canada) (a)	95
		37,348,548
Shares	Security†	Value (Note 1)

	Oil & Gas Production & Services - 3.80%
842,658	Precision Drilling Corp. (Canada)	$10,502,795
15,596,000	Vard Holdings Ltd. (Singapore) (a)	13,507,824
		24,010,619
	Pharmaceuticals - 1.84%
110,688	Sanofi (France)	11,621,204
	Real Estate - 20.81%
3,457,452	Atrium European Real Estate, Ltd. (Austria)	19,305,805
576,000	Mitsui Fudosan Co., Ltd. (Japan)	19,021,720
4,478,918	Oberoi Realty Ltd. (India)	19,187,146
2,889,261	Segro PLC (United Kingdom) (c)	17,402,979
23,859,809	Straits Trading Co. Ltd. (Singapore) (b)	56,454,163
		131,371,813
	Retail & Restaurants - 2.45%
1,510,000	Arcos Dorados Holdings, Inc., Class A (Argentina)	15,492,600
	Securities Brokerage - 2.51%
1,887,600	Daiwa Securities Group, Inc. (Japan)	15,848,269
	Telecommunications - 6.13%
2,822,966	Telefonica Deutschland Holding AG (Germany)	22,071,410
4,989,221	Vodafone Group PLC (United Kingdom)	16,614,634
		38,686,044
	Transportation Infrastructure - 1.14%
1,103,047	Santos Brasil Participacoes S.A. (Brazil)	7,190,773
	Total Common Stocks and Warrants (Cost $581,001,215)	616,188,248
	Total Investment Portfolio - 97.60% (Cost $581,001,215)	616,188,248
	Other Assets less Liabilities - 2.40%	15,128,413
	NET ASSETS - 100.00%	$631,316,661
	Investor Class:
	Net assets applicable to 900,162 shares outstanding	$17,916,345
	Net asset value, offering and redemption price per share	$19.90
	Institutional Class:
	Net assets applicable to 30,762,749 shares outstanding	$613,400,316
	Net asset value, offering and redemption price per share	$19.94

See accompanying notes to the Portfolios of Investments.

8

Third Avenue Trust
Third Avenue International Value Fund
Portfolio of Investments (continued)
at July 31, 2014
(Unaudited)

Notes:

BDR:	Brazilian Depositary Receipt.
(a)	Non-income producing security.
(b)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(c)	Security is a Real Estate Investment Trust.
†	U.S. issuer unless otherwise noted.

Country Concentration

% of
Net Assets
Germany	14.45%
Singapore	11.08
Japan	7.60
United States	7.07
France	7.00
New Zealand	5.58
United Kingdom	5.39
Canada	5.02
Bermuda	4.30
Hong Kong	3.99
India	3.97
Brazil	3.59
Switzerland	3.35
Austria	3.06
Chile	2.55
Greece	2.54
Argentina	2.45
Netherlands	2.04
Italy	1.63
Belgium	0.94
Total	97.60%

See accompanying notes to the Portfolios of Investments.

9

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments
at July 31, 2014
(Unaudited)

Principal Amount (‡)		Security†	Value (Note 1)

Corporate Bonds & Notes - 65.10%
		Chemicals - 4.15%
60,000,000		Momentive Performance Materials, Inc., due 1/15/21*	$46,800,000
118,199,570		Reichhold Industries, Inc., 9.000% Cash or 11.000% Payment-in-kind Interest, due 5/8/17 (a) (g)	80,966,705
18,950,000		Vertellus Specialties, Inc., 9.375%, due 10/1/15 (a)	19,139,500
			146,906,205
		Consumer Products - 5.25%
67,549,000	EUR	Ideal Standard International S.A., 11.750%, due 6/10/20 (Luxembourg) (b)	70,099,726
140,000,000		Sun Products Corp. (The), 7.750%, due 3/15/21 (a)	115,500,000
			185,599,726
		Energy - 3.01%
20,000,000		Endeavour International Corp., 12.000%, due 3/1/18	17,900,000
		Global Geophysical Services, Inc.*:
45,925,000		due 5/1/17	14,925,625
15,599,000		due 5/1/17	5,264,662
19,150,000		IronGate Energy Services LLC, 11.000%, due 7/1/18 (a)	19,820,250
		New Gulf Resources LLC/NGR Finance Corp.:
10,000,000		11.750%, due 5/15/19 (a)	10,300,000
5,000,000		10.000% Cash or 12.000% Payment-in-kind Interest, due 11/15/19 (a) (g)	4,050,000
		Platinum Energy Solutions, Inc.:
2,090,633		1st Lien, 11.000%, due 10/1/18 (a) (b) (c)	2,132,446
4,557,222		2nd Lien, 12.000% Cash or 14.000% Payment-in-kind Interest, due 10/1/20 (a) (b) (g)	4,329,361
30,000,000	CAD	Southern Pacific Resource Corp., 8.750%, due 1/25/18 (Canada) (a)	20,945,109
8,018,982		Thunderbird Resources Equity, Inc., due 12/1/17*	6,896,325
			106,563,778
		Financials - 4.67%
30,000,000		CNG Holdings, Inc., 9.375%, due 5/15/20 (a)	24,000,000
51,500,000		DFC Finance Corp., 10.500%, due 6/15/20 (a)	51,500,000
Principal Amount (‡)		Security†	Value (Note 1)

19,100,000	EUR	IVG Finance B.V., due 3/29/17 (Netherlands)*	$24,552,758
		Lehman Brothers Holdings, Inc.*:
31,000,000		due 9/26/08	6,161,250
17,185,861		due 10/14/08	3,415,690
10,000,000		due 10/22/08	1,987,500
25,000,000		due 11/24/08	4,968,750
12,205,000		due 12/23/08	2,425,744
97,000,000		due 3/23/09	19,278,750
6,771,301		due 4/3/09	1,345,796
30,000,000		due 1/14/11	6,075,000
10,000,000		due 1/24/13	1,950,000
50,000,000		due 9/26/14	10,312,500
7,113,000		due 2/9/17	1,422,600
15,000,000	EUR	Lehman Brothers Treasury Co. B.V., due 6/25/10 (Netherlands)*	5,975,495
			165,371,833
		Food & Beverage - 1.16%
40,755,000		American Seafoods Group LLC/American Seafoods Finance, Inc., 10.750%, due 5/15/16 (a)	41,162,550
		Gaming & Entertainment - 4.00%
		Caesars Entertainment Operating Co., Inc.:
28,603,000		12.750%, due 4/15/18	10,440,095
79,000,000		10.000%, due 12/15/18	26,662,500
		Codere Finance Luxembourg S.A. (Luxembourg)*:
55,878,000	EUR	due 6/15/15	48,635,110
26,910,000		due 2/15/19 (a)	17,491,500
18,000,000		Greektown Holdings, LLC/Greektown Mothership Corp., 8.875%, due 3/15/19 (a)	18,000,000
19,836,480		Majestic Star Casino, LLC, 12.500% Cash or 14.500% Payment-in-kind Interest, due 12/1/16 (a) (g)	20,233,210
			141,462,415
		Healthcare - 3.00%
72,635,000		21st Century Oncology, Inc., 9.875%, due 4/15/17	60,650,225
50,000,000		InVentiv Health, Inc., 11.000%, due 8/15/18 (a)	45,500,000
			106,150,225
		Home Construction - 2.25%
		New Enterprise Stone & Lime Co., Inc.:
34,493,036		5.000% Cash and 8.000% Payment-in-kind Interest, due 3/15/18 (g)	38,718,433
41,958,000		11.000%, due 9/1/18	40,699,260
			79,417,693

See accompanying notes to the Portfolios of Investments.

10

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at July 31, 2014
(Unaudited)

Principal Amount (‡)		Security†	Value (Note 1)

Corporate Bonds & Notes (continued)
		Manufacturing - 2.85%
35,000,000		Euramax International, Inc., 9.500%, due 4/1/16	$34,475,000
69,435,000		Liberty Tire Recycling LLC, 11.000%, due 10/1/16 (a)	66,484,012
			100,959,012
		Media/Cable - 6.41%
43,000,000		Cengage Learning Acquisitions, Inc., due 4/15/20 (b) (e)*	—
165,298,499		Clear Channel Communications, Inc., 12.000% Cash and 2.000% Payment-in-kind Interest, due 2/1/21 (g)	165,298,499
		LBI Media, Inc.:
25,000,000		10.000%, due 4/15/19 (a)	26,687,500
33,683,750		13.500%, due 4/15/20 (a)	34,862,681
			226,848,680
		Metals & Mining - 6.34%
61,500,000	CAD	Allied Nevada Gold Corp., 8.750%, due 6/1/19 (a)	41,245,357
12,700,000		American Gilsonite Co., 11.500%, due 9/1/17 (a)	13,874,750
6,500,000		Arch Coal, Inc., 7.250%, due 6/15/21	4,257,500
89,690,531	EUR	Boats Investments Netherlands B.V., 11.000% Payment-in-kind Interest, due 3/31/17 (Netherlands) (g)	53,744,661
4,000,000		Exide Technologies, due 2/1/18*	2,120,000
46,450,000	EUR	New World Resources N.V., 7.875%, due 5/1/18 (Netherlands) (a)	44,938,571
51,500,000		Noranda Aluminum Acquisition Corp., 11.000%, due 6/1/19	52,658,750
23,500,000		Walter Energy, Inc., 8.500%, due 4/15/21	11,397,500
			224,237,089
		Retailers - 2.64%
100,190,000		Claire’s Stores, Inc., 7.750%, due 6/1/20 (a)	68,630,150
30,000,000		J.C. Penney Corp., Inc., 6.375%, due 10/15/36	24,825,000
			93,455,150
		Services - 8.78%
108,111,000		Affinion Group Holdings, Inc., 13.750% Cash or 14.500%, Payment-in-kind Interest, due 9/15/18 (a) (g)	104,867,670
40,552,020		Affinion Investment LLC, 13.500%, due 8/15/18 (a)	39,943,740
		Altegrity, Inc.:
33,980,000		13.000% Payment-in-kind Interest, due 7/1/20 (a) (g)	29,222,800
Principal Amount (‡)	Security†	Value (Note 1)

111,921,840	12.000% Cash and 2.000% Payment-in-kind Interest, due 7/1/20 (a) (g)	$96,252,782
45,500,000	SunGard Availability Services Capital Inc., 8.750%, due 4/1/22 (a)	40,267,500
		310,554,492
	Technology - 1.63%
20,000,000	Avaya, Inc., 10.500%, due 3/1/21 (a)	17,600,000
31,379,194	First Data Holdings, Inc., 14.500% Payment-in-kind Interest, due 9/24/19 (a) (g)	35,615,385
28,118,000	THQ, Inc., due 8/15/14*	4,498,880
		57,714,265
	Telecommunications - 1.71%
110,000,000	NII Capital Corp., 7.625%, due 4/1/21	29,700,000
	Nortel Networks Ltd. (Canada)*:
5,000,000	due 4/15/12	5,081,250
21,667,000	due 7/15/16	25,837,898
		60,619,148
	Transportation Services - 3.21%
40,000,000	Ceva Group PLC, 9.000%, due 9/1/21 (United Kingdom) (a)	41,000,000
85,000,000	Western Express, Inc., 12.500%, due 4/15/15 (a)	72,462,500
		113,462,500
	Utilities - 4.04%
14,469,868	Coso Geothermal Power Holdings LLC, 7.000%, due 7/15/26 (a)	10,997,100
4,000,000	Energy Future Holdings Corp., due 11/15/34*	3,000,000
100,065,046	Energy Future Intermediate Holdings Co. LLC, Payment-in-kind Interest, due 12/1/18 (a) (g)*	114,574,478
	Texas Competitive Electric Holdings Co. LLC / TCEH Finance, Inc.*:
60,000,000	due 11/1/15	8,550,000
40,000,000	due 11/1/16	5,700,000
		142,821,578
	Total Corporate Bonds & Notes
	(Cost $2,245,393,532)	2,303,306,339
Term Loans - 7.05%
	Energy - 2.08%
	Global Geophysical Services, Inc.:
18,140,000	OID, DIP Loan A, 10.000%, due 5/1/15 (b) (c)	18,140,000
40,703,101	OID, DIP Loan B, 12.000%, due 5/1/15 (b) (c)	40,703,101
15,000,000	Templar Energy LLC, Term Loan B, 2nd Lien, 8.000%, due 11/25/20 (c)	14,887,500
		73,730,601

See accompanying notes to the Portfolios of Investments.

11

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at July 31, 2014
(Unaudited)

Principal Amount (‡)		Security†	Value (Note 1)

Term Loans (continued)
		Financials - 0.17%
		Concrete Investment I, Term Loan (Netherlands):
67,133	EUR	Tranche A1, 2.096%, due 3/31/16 (b) (c)	$89,895
32,255	EUR	Tranche A2, 2.098%, due 3/31/16 (b) (c)	43,190
12,322	EUR	Tranche A3, 2.096%, due 3/31/16 (b) (c)	16,500
		Concrete Investment II, Term Loan (Netherlands):
12,831	EUR	Tranche A1, 2.096%, due 3/31/16 (b) (c)	17,181
32,255	EUR	Tranche A2, 2.098%, due 3/31/16 (b) (c)	43,190
3,081	EUR	Tranche A3, 2.096%, due 3/31/16 (b) (c)	4,125
301	EUR	Concrete Settlement S.A.R.L., Term loan, 2.096%, due 3/31/16 (b) (c)	403
2,750,400	EUR	IVG Finance B.V., DIP Loan, 8.596% (Netherlands) (b) (c)	3,682,914
		IVG Immobilien AG, Term Loan (Netherlands):
645,093	EUR	Tranche A1, 9.566%, 9/30/17 (b) (c)	863,809
967,639	EUR	Tranche A2, 9.566%, 9/30/18 (b) (c)	1,295,714
			6,056,921
		Gaming & Entertainment - 0.56%
20,000,000		Land Holdings LLC, Term Loan, 12.000%, due 6/27/20 (c)	19,600,000
		Healthcare - 0.77%
		21st Century Oncology, Inc., Term Loan:
2,450,983		Bridge Loan A, 14.000%, due 10/31/14 (b) (c)	2,450,983
2,595,158		Bridge Loan B, 14.000%, due 10/31/14 (b) (c)	2,595,158
23,184,047		Rural/Metro Corp., Term Loan, 8.000% Cash and 1.000% Payment-in-kind Interest, due 6/30/18 (c) (g)	22,140,764
			27,186,905
		Retailers - 1.00%
17,000,000		Gymboree Corp., Term Loan, 1st Lien, 5.000%, due 2/23/18 (c)	14,025,000
26,899,320		Weight Watchers International, Inc., Term Loan, 4.000%, due 4/2/20 (c)	21,438,758
			35,463,758
		Services - 0.62%
33,451,572		Education Management LLC, Term Loan C2, 1st Lien, 4.250%, due 6/1/16 (c)	22,022,274
Principal Amount (‡)		Security†	Value (Note 1)

		Telecommunications - 0.14%
5,000,000		PR Wireless, Inc., Term Loan, 10.000%, due 6/27/20 (c)	$4,937,500
		Utilities - 1.71%
		Longview Power LLC*:
5,343,271		DIP Loan, 9.000% (b) (c)	5,343,271
53,047,387		Term Loan, due 10/31/17	35,276,512
29,429,232		Term Loan, due 10/31/17	19,864,731
			60,484,514
		Total Term Loans (Cost $253,035,135)	249,482,473
Claims - 5.25%
		Financials - 4.77%
360,000,000		Lehman Brothers, Inc., SIPA Claims (d)	168,637,500
		Food & Beverage - 0.48%
		Pescanova S.A. (Spain):
188,150,508	EUR	Ordinary Claims, due 12/31/40 (d)	17,006,105
1,803,190	EUR	Subordinate Claim, due 12/31/40 (b) (d)	—
			17,006,105
		Total Claims
		(Cost $191,584,817)	185,643,605
Municipal Bonds - 0.11%
		Gaming & Entertainment - 0.06%
5,200,000		New York City, NY, Industrial Development Agency Civic Facility Revenue, Bronx Parking Development Co. LLC OID, due 10/1/37*	2,028,000
		Utilities - 0.05%
4,000,000		Puerto Rico Electric Power Authority, 7.000%, due 7/1/33	1,945,000
		Total Municipal Bonds
		(Cost $4,789,186)	3,973,000

Shares
Convertible Preferred Stocks - 0.52%
		Transportation - 0.52%
4,435		CEVA Holdings LLC, Series A-1 (d) (e)	6,763,711
10,196		CEVA Holdings LLC, Series A-2 (d) (e)	11,725,021
		Total Convertible Preferred Stocks
		(Cost $17,733,657)	18,488,732
Preferred Stocks - 1.63%
		Energy - 0.03%
1,122,431		Lone Pine Resources, Inc. (b) (d) (e)	1,122,431

See accompanying notes to the Portfolios of Investments.

12

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at July 31, 2014
(Unaudited)

Shares	Security†	Value (Note 1)

Preferred Stocks (continued)
	Financials - 1.60%
100,000	Federal Home Loan Mortgage Corp., 5.300% (d)	$1,916,000
63,188	Federal Home Loan Mortgage Corp., Series K, 5.790% (d)	1,247,963
52,500	Federal Home Loan Mortgage Corp., Series L (c) (d)	905,625
165,000	Federal Home Loan Mortgage Corp., Series S (c) (d)	2,970,000
100,000	Federal Home Loan Mortgage Corp., Series U, 5.900% (d)	1,013,000
137,000	Federal Home Loan Mortgage Corp., Series W, 5.660% (d)	1,343,970
500,000	Federal Home Loan Mortgage Corp., Series Z, 8.375% (c) (d)	6,000,000
96,750	Federal National Mortgage Association, Series H, 5.810% (d)	1,838,250
208,000	Federal National Mortgage Association, Series M, 4.750% (d)	4,048,200
967,000	Federal National Mortgage Association, Series 0, 7.000% (c) (d)	19,011,220
500,000	Federal National Mortgage Association, Series S, 8.250% (c) (d)	5,765,000
750,000	Federal National Mortgage Association, Series T, 8.250% (d)	10,365,000
		56,424,228
	Total Preferred Stocks (Cost $23,007,788)	57,546,659
Private Equities - 0.35%
	Automotive - 0.35%
10,000,000	International Automotive Components Group S.A. (d)	12,500,000
	Total Private Equities (Cost $8,800,000)	12,500,000
Common Stocks & Warrants - 5.29%
	Chemicals - 0.01%
478,500	Phosphate Holdings, Inc. (d) (f)	265,568
	Energy - 0.70%
4,000,000	Forest Oil Corp. (d)	8,160,000
124,461	Geokinetics Holdings USA, Inc. (d) (e)	12,757,253
374,199	Lone Pine Resources, Inc. (b) (d) (e)	374,199
374,199	Lone Pine Resources Canada Ltd. (Canada) (b) (d) (e)	374,199
1,122,431	Lone Pine Resources, Inc. Multiple Voting Shares (b) (d) (e)	1,122,431
5,000	New Gulf Resources LLC (d)	1,250,000
50,000	Platinum Energy Solutions, Inc. (b) (d) (e)	850,000
10,874	Platinum Energy Solutions, Inc., Warrants (b) (d) (e)	—
		24,888,082
Shares	Security†	Value (Note 1)

	Financials - 1.44%
3,725,000	Federal Home Loan Mortgage Corp. (d)	$15,533,250
1,700,000	Rescap Liquidating Trust	31,450,000
1,407,040	WMI Holdings Corp. (d)	3,827,149
		50,810,399
	Food & Beverage - 0.25%
1,000,000	Coca-Cola Amatil Ltd. (Australia)	8,651,773
	Gaming & Entertainment - 0.22%
999,955	Isle of Capri Casinos, Inc. (d)	7,909,644
	Media/Cable - 1.34%
971,679	Cengage Learning Holdings II, Inc. (d) (e)	33,765,810
2,311,360	Radio One, Inc., Class D (d) (f)	10,100,643
681,637	Spanish Broadcasting System, Inc., Class A (d) (f)	3,674,023
		47,540,476
	Metals & Mining - 0.70%
711,375	AK Steel Holding Corp. (d)	6,473,512
1,961,723	Allied Nevada Gold Corp. (d)	6,140,193
1,500,000	Noranda Aluminum Holding Corp.	6,630,000
1,954,569	Tembec, Inc. (Canada) (d)	5,682,564
		24,926,269
	Services - 0.15%
499,605	Affinion Group, Inc., Warrants, Series A (d) (e)	1,323,953
6,422,764	Affinion Group, Inc., Warrants, Series B (d) (e)	321,138
225,000	Kelly Services, Inc., Class A	3,586,500
		5,231,591
	Telecommunications - 0.00%
59	PR Wireless, Inc. Warrants (b) (d)	—
	Transportation - 0.15%
4,710	CEVA Holdings LLC (d) (e)	5,416,397
	Utilities - 0.33%
32,549,441	EME Reorganization Trust	4,413,704
77,476,619	Longview Power LLC, Equity Allocation Stub (b) (d) (e)	7,104,606
		11,518,310
	Total Common Stocks & Warrants (Cost $147,511,067)	187,158,509
Closed-End Funds - 2.40%
	Financials - 2.40%
337,507	Ares Dynamic Credit Allocation Fund, Inc.	5,950,248
339,301	BlackRock Corporate High Yield Fund, Inc.	4,044,468
854,069	BlackRock Credit Allocation Income Trust	11,487,228
393,556	DWS High Income Opportunities Fund, Inc.	5,718,369

See accompanying notes to the Portfolios of Investments.

13

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at July 31, 2014
(Unaudited)

Shares	Security†	Value (Note 1)

Closed-End Funds (continued)
612,749	First Trust High Income Long/Short Fund	$10,674,088
189,372	First Trust Strategic High Income Fund II	2,954,203
509,084	MFS Intermediate High Income Fund	1,455,980
504,626	Neuberger Berman High Yield Strategies Fund, Inc.	6,681,248
642,023	New America High Income Fund, Inc. (The)	6,201,942
1,685,874	Nuveen Credit Strategies Income Fund	15,257,160
84,814	PIMCO Dynamic Credit Income Fund	1,926,974
517,299	Western Asset High Yield Defined Opportunity Fund, Inc.	8,928,581
669,372	Western Asset Managed High Income Fund, Inc.	3,721,708
	Total Closed-End Funds (Cost $85,329,463)	85,002,197
	Total Investment Portfolio - 87.70% (Cost $2,977,184,645)	3,103,101,514
	Other Assets less
	Liabilities - 12.30% (h) (i)	435,106,943
	NET ASSETS - 100.00%	$3,538,208,457
	Investor Class:
	Net assets applicable to 111,675,717 shares outstanding	$1,342,375,223
	Net asset value, offering and redemption price per share	$12.02
	Institutional Class:
	Net assets applicable to 182,855,729 shares outstanding	$2,195,833,234
	Net asset value, offering and redemption price per share	$12.01

Country Concentration

% of Net Assets
United States	76.51%
Luxembourg	3.85
Netherlands	3.82
Canada	1.64
United Kingdom	1.16
Spain	0.48
Australia	0.24
Total	87.70%

Notes:

CAD:	Canadian Dollar.
DIP:	Debtor-In-Possession.
EUR:	Euro.
OID:	Original Issue Discount.
SIPA:	Securities Investor Protection Act of 1970.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Fair-valued security.
(c)	Variable rate security. The rate disclosed is in effect as of July 31, 2014.
(d)	Non-income producing security.
(e)	Security subject to restrictions on resale.

Shares/ Principal Amount ($)	Issuer	Acquisition Date	Cost	Market Value Per Unit
499,605	Affinion Group, Inc., Warrants, Series A	12/13/13-12/18/13	$481,648	$2.65
6,422,764	Affinion Group, Inc., Warrants, Series B	12/13/13-12/18/13	633,602	0.05
$43,000,000	Cengage Learning Acquisitions, Inc., due 4/15/20	4/2/14	—	—
971,679	Cengage Learning Holdings II, Inc.	4/1/14-4/3/14	36,487,130	34.75
4,710	CEVA Holdings LLC	5/29/13	5,355,643	1,149.98
4,435	CEVA Holdings LLC, Series A-1, Convertible Pfd.	5/29/13	4,435,224	1,525.08
10,196	CEVA Holdings LLC, Series A-2, Convertible Pfd.	5/29/13	13,298,434	1,149.96
124,461	Geokinetics Holdings USA, Inc.	5/22/2013-5/14/14	13,060,780	102.50
374,199	Lone Pine Resources, Inc.	1/31/14	457,500	1.00
374,199	Lone Pine Resources Canada Ltd.	1/31/14	457,500	1.00
1,122,431	Lone Pine Resources, Inc., Multiple Voting Shares	1/31/14	748,288	1.00
1,122,431	Lone Pine Resources, Inc. Pfd.	1/31/14	748,288	1.00
77,476,619	Longview Power LLC, Equity Allocation Stub	11/22/13	—	0.09
50,000	Platinum Energy Solutions, Inc.	10/4/13	1,486,746	17.00
10,874	Platinum Energy Solutions, Inc., Warrants	10/4/13	9,743	—

At July 31, 2014, these restricted securities had a total market value of $83,021,149, or 2.35% of net assets of the Fund.

(f)	Affiliated issuers - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of these issuers).
(g)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer.
(h)	Includes restricted cash pledged to counterparty as collateral management for forward foreign currency contracts.
(i)	A portion is segregated for future fund commitment.
*	Issuer in default.
†	U.S. issuer unless otherwise noted.
‡	Denominated in U.S. Dollars unless otherwise noted.

See accompanying notes to the Portfolios of Investments.

14

Third Avenue Trust
Third Avenue Focused Credit Fund
Portfolio of Investments (continued)
at July 31, 2014
(Unaudited)

Schedule of Forward Foreign Currency Contracts

Contracts to Buy	Counterparty	Settlement Date	Settlement Value	Value at 7/31/14	Unrealized Appreciation
15,000,000AUD	Macquarie Bank, Ltd.	08/08/14	$13,602,750	$13,931,543	$328,793

Contracts to Sell	Counterparty	Settlement Date	Settlement Value	Value at 7/31/14	Unrealized Appreciation/ (Depreciation)
15,000,000AUD	Macquarie Bank, Ltd.	08/08/14	$13,313,100	$13,931,543	$(618,443)
9,290,000AUD	Goldman Sachs & Co.	08/29/14	8,727,203	8,615,387	111,816
75,000,000CAD	Goldman Sachs & Co.	08/29/14	69,752,259	68,735,283	1,016,976
80,744,128EUR	Goldman Sachs & Co.	08/29/14	108,737,164	108,129,948	607,216
98,000,000EUR	JPMorgan Chase Bank, N.A.	08/29/14	131,985,898	131,238,458	747,440
20,000,000EUR	Macquarie Bank, Ltd.	08/29/14	26,937,000	26,783,359	153,641
					$2,018,646

AUD: Australian Dollar

CAD: Canadian Dollar.

EUR: Euro.

See accompanying notes to the Portfolios of Investments.

15

Third Avenue Trust
Notes to Portfolios of Investments
July 31, 2014
(Unaudited)

1. SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:

Third Avenue Trust (the “Trust”) is an open-end, management investment company organized as a Delaware business trust pursuant to a Trust Instrument dated October 31, 1996. The Trust currently consists of five non-diversified (within the meaning of Section 5(b)(2) of the Investment Company Act), separate investment series: Third Avenue Value Fund, Third Avenue Small-Cap Value Fund, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund (each a “Fund” and, collectively, the “Funds”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to each of the Funds in the Trust. The Funds seek to achieve their investment objectives by adhering to a strict value discipline when selecting securities and other instruments. Each Fund has a distinct investment approach.

Accounting policies:

The policies described below are followed consistently by the Funds and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Security valuation:

Generally, the Funds’ investments are valued at market value. Securities traded on a principal stock exchange, including The NASDAQ Stock Market, Inc. (“NASDAQ”), are valued at the last quoted sales price, the NASDAQ official closing price, or in the absence of closing sales prices on that day, securities are valued at the mean between the closing bid and asked price. In accordance with procedures approved by the Trust’s Board of Trustees (the “Board”), the Funds have retained a third party provider that, under certain circumstances, applies a statistical model to provide fair value pricing for foreign equity securities with principal markets that are no longer open when a Fund calculates its net asset value (“NAV”), and certain events have occurred after the principal markets have closed but prior to the time as of which the Funds compute their NAVs. Debt instruments with maturities greater than 60 days, including floating rate loan securities, are valued on the basis of prices obtained from a pricing service approved as reliable by the Board or otherwise pursuant to policies and procedures approved by the Board. Investments in derivative instruments are valued independently by service providers or by broker quotes based on pricing models. Short-term cash investments are valued at cost, plus accrued interest, which approximates market value. Short-term debt securities with 60 days or less to maturity may be valued at amortized cost.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

Each Fund may invest up to 15% of its total net assets in securities which are not readily marketable, including those which are restricted as to disposition under applicable securities laws (“restricted securities”). Restricted securities and other securities and assets for which market quotations are not readily available are valued at “fair value”, as determined in good faith by the Committee as authorized by the Board, under procedures established by the Board. At July 31, 2014, such securities had a total fair value of $7,120,010 or 0.30% of net assets of Third Avenue Value Fund, $23,367,466 or 0.79% of net assets of Third Avenue Real Estate Value Fund, and $162,798,833 or 4.60% of net assets of Third Avenue Focused Credit Fund. There were no fair valued securities for Third Avenue Small- Cap Value Fund and Third Avenue International Value Fund at July 31, 2014. Among the factors that may be considered by the Committee in determining fair value are: the type of security, trading in unrestricted securities of the same issuer, the financial condition of the issuer, the percentage of the Fund’s beneficial ownership of the issuer’s common stocks and debt securities, comparable multiples of similar issuers, the operating results of the issuer and the discount from market value of any similar unrestricted securities of the issuer at the time of purchase and liquidation values of the issuer. The fair values determined in accordance with these procedures may differ significantly from the amounts which would be realized upon disposition of the securities.

16

Third Avenue Trust
Notes to Portfolios of Investments (continued)
July 31, 2014
(Unaudited)

Fair value measurements:

In accordance with Financial Accounting Standards Board Accounting Standard Codification (“FASB ASC”) FASB ASC 820-10, Fair Value Measurements and Disclosures, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 –Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Funds. The Funds consider observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Funds use valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks, Preferred Stocks, Rights, and Warrants)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations—U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes—Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are sup-

17

Third Avenue Trust
Notes to Portfolios of Investments (continued)
July 31, 2014
(Unaudited)

ported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts—Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Claims—Claims are valued by brokers based on pricing models that take into account, among other factors, both cash and non-cash assets. The valuation is derived from expected cash flow of the claims and the non-cash assets, which include all real estate, private equity or other securities within the estate. To the extent that these inputs are observable, the values of the claims are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Term Loans—Term loans are valued by independent pricing services based on the average of evaluated quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. Inputs may include quoted prices for similar investments in active market, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. To the extent that these inputs are observable, the values of term loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds—Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-ask lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Options (Written and Purchased)—Options are valued by independent pricing services or by brokers based on pricing models that take into account, among other factors, foreign exchange rate, time until expiration, and volatility of the underlying foreign currency security. To the extent that these inputs are observable, the values of options are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary by level of inputs used to value the Funds’ investments as of July 31, 2014:

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund
Level 1: Quoted Prices†
Investments in Securities:
Common Stocks & Warrants:
Building & Construction Products/Services	$—	$—	$—	$13,192,569	$—
Consumer Products	—	17,747,809	—	—	—
Diversified Holding Companies	—	36,919,201	—	31,780,008	—
Energy	—	—	—	—	8,160,000
Financials	—	—	—	—	50,810,399
Forest Products & Paper	—	7,202,142	158,431,817	28,311,495	—
Insurance	—	—	—	27,164,693	—
Insurance & Reinsurance	94,146,553	30,672,991	—	—	—
Lodging & Hotels	—	—	66,911,801	—	—
Media	—	20,435,270	—	—	—
Metals & Mining	—	—	—	21,219,838	24,926,269
Non-U.S. Real Estate Operating Companies	—	—	253,037,423	—	—
Oil & Gas Production & Services	255,437,543	—	—	10,502,795	—
Real Estate	—	—	—	19,305,805	—
18

Third Avenue Trust
Notes to Portfolios of Investments (continued)
July 31, 2014
(Unaudited)

Summary by level of inputs (continued)

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund
Level 1: Quoted Prices†
Investments in Securities:
Common Stocks & Warrants (continued):
Services	$—	$—	$—	$—	$3,586,500
U.S. Real Estate Operating Companies	94,493,007	23,034,650	141,508,437	—	—
Utilities	121,621,663	—	—	—	4,413,704
Other	737,899,814	426,782,503	689,559,954	28,548,254	64,367,461
Preferred Stocks:
Financials	—	—	—	—	50,537,778
U.S. Real Estate Investment Trust	—	2,000,872	—	—	—
Closed-End Funds:
Financials	—	—	—	—	85,002,197
Total for Level 1 Securities	1,303,598,580	564,795,438	1,309,449,432	180,025,457	291,804,308
Level 2: Other Significant Observable Inputs†
Investments in Securities:
Common Stocks, Rights & Warrants:
Automotive	108,722,176	—	—	40,141,971	—
Building & Construction Products/Services	—	—	—	16,042,227	—
Capital Goods	—	—	—	15,128,562	—
Diversified Holding Companies	264,160,495	—	—	21,125,380	—
Diversified Operations	—	—	—	25,207,310	—
Financials	—	—	—	12,884,191	—
Forest Products & Paper	—	—	—	22,033,688	—
Household Appliances	—	—	—	10,289,371	—
Insurance	—	—	—	34,950,658	—
Investment Technology Services	—	—	—	13,091,173	—
Lodging & Hotels	—	—	50,588,157	—	—
Media	—	—	—	17,410,201	—
Metals & Mining	—	—	—	16,128,710	—
Non-U.S. Real Estate Investment Trusts	—	—	303,803,546	—	—
Non-U.S. Real Estate Operating Companies	147,105,665	—	508,773,685	—	—
Oil & Gas Production & Services	83,820,286	—	—	13,507,824	—
Pharmaceuticals	—	—	—	11,621,204	—
Real Estate	—	—	—	112,066,008	—
Retail-Supermarkets	—	—	20,045,350	—	—
Securities Brokerage	82,983,436	—	—	15,848,269	—
Telecommunications	54,227,744	—	—	38,686,044	—
Water Treatment Facilities and Chemicals	27,114,399	—	—	—	—
Preferred Stock:
Financials	—	—	—	—	5,886,450
Debt Securities issued by the U.S. Treasury and other government corporations and agencies:
Municipal Bonds	—	—	—	—	3,973,000
Corporate Bonds & Notes	—	—	—	—	2,197,693,168
Term Loans	—	—	—	—	149,655,539
Claims	29,559,109	—	—	—	168,637,500
Purchased Options:
Foreign Currency Put Options	—	—	77,063	—	—
Short Term Investments:
U.S. Government Obligations	—	—	99,996,014	—	—
Total for Level 2 Securities	797,693,310	—	983,283,815	436,162,791	2,525,845,657
19

Third Avenue Trust
Notes to Portfolios of Investments (continued)
July 31, 2014
(Unaudited)

Summary by level of inputs (continued)

	Third Avenue Value Fund	Third Avenue Small-Cap Value Fund	Third Avenue Real Estate Value Fund	Third Avenue International Value Fund	Third Avenue Focused Credit Fund
Level 3: Significant Unobservable Inputs
Investments in Securities:
Common Stocks & Warrants:
Consumer Products	$26,318	$—	$—	$—	$—
Energy	—	—	—	—	16,728,082	*
Financial Insurance	259,000	—	—	—	—
Insurance & Reinsurance	76,500	—	—	—	—
Services	—	—	—	—	1,645,091
Telecommunications	—	—	—	—	—	*
Transportation	—	—	—	—	5,416,397
U.S. Real Estate Operating Companies	—	—	19,654,275	—	—
Utilities	—	—	—	—	7,104,606
Limited Partnerships:
Insurance & Reinsurance	108,321	—	—	—	—
Convertible Preferred Stocks:
Transportation	—	—	—	—	18,488,732
Preferred Stocks:
Energy	—	—	—	—	1,122,431
Corporate Bonds & Notes	6,649,871	—	38,564,542	—	105,613,171	*
Term Loans	—	—	3,713,191	—	99,826,934
Claims	—	—	—	—	17,006,105	*
Private Equities:
Automotive	—	—	—	—	12,500,000
U.S. Real Estate Operating Companies	—	—	129,812,476	—	—
Total for Level 3 Securities	7,120,010	—	191,744,484	—	285,451,549
Total Value of Investments	$2,108,411,900	$564,795,438	$2,484,477,731	$616,188,248	$3,103,101,514
Investments in Other Financial Instruments:
Level 2: Other Significant Observable Inputs
Written Foreign Currency Options	$—	$—	$(222,527)	$—	$—
Forward Foreign Currency Contracts—Assets	—	—	5,830,303	—	2,965,882
Forward Foreign Currency Contracts—Liabilities	—	—	—	—	(618,443)
Total Market Value or Appreciation/(Depreciation) of Other Financial Instruments	$—	$—	$5,607,776	$—	$2,347,439

Please refer to the Portfolios of Investments for industry specifics of the portfolio holdings.

†	The values of security that transferred from Level 1 on October 31, 2013 to Level 2 on July 31, 2014 for Third Avenue Value Fund, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund were $977,979,052, $583,241,948, and $659,633,249, respectively. The transfers were due to the lack of quoted prices in active markets at period end.
*	Investments or includes investments fair valued at zero.

Transfers from Level 1 to Level 2, or from Level 2 to Level 1 are recorded utilizing values as of the beginning of the period.

20

Third Avenue Trust

Notes to Portfolios of Investments (continued)
July 31, 2014
(Unaudited)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Third Avenue Value Fund

	Common	Corporate	Limited
	Stocks	Bonds & Notes	Partnerships	Total
Balance as of 10/31/13 (fair value)
Consumer Products	$26,318	$3,691,276	$—	$3,717,594
Financial Insurance	812,000	—	—	812,000
Insurance & Reinsurance	65,025	—	169,492	234,517
Manufacturing Housing	85,815,088	—	—	85,815,088
Transfer out of Level 3^
Manufacturing Housing	(85,815,088)	—	—	(85,815,088)
Payment-in-kind
Consumer Products	—	608,118	—	608,118
Return of capital
Financial Insurance	(629,000)	—	—	(629,000)
Insurance & Reinsurance	—	—	(32,494)	(32,494)
Net change in unrealized gain/(loss)
Consumer Products	—	2,350,477	—	2,350,477
Financial Insurance	76,000	—	—	76,000
Insurance & Reinsurance	11,475	—	(28,677)	(17,202)
Balance as of 7/31/14 (fair value)
Consumer Products	26,318	6,649,871	—	6,676,189
Financial Insurance	259,000	—	—	259,000
Insurance & Reinsurance	76,500	—	108,321	184,821
Manufacturing Housing	—	—	—	—
Total	$361,818	$6,649,871	$108,321	$7,120,010
Net change in unrealized gain/(loss) related to securities still held as of July 31, 2014				$2,409,275

^	Transfer out is recorded utilizing value as of the beginning of the period.

Third Avenue Real Estate Value Fund

	Common	Corporate
	Stocks	Bonds &	Private	Term
	& Warrants	Notes	Equities	Loans	Total
Balance as of 10/31/13 (fair value)
U.S. Real Estate Operating Companies	$16,751,774	$—	$91,229,323	$—	$107,981,097
Transfer in to Level 3^
Non-U.S. Real Estate Operating Companies	—	27,030,454	—	—	27,030,454
Purchases
Non-U.S. Real Estate Operating Companies	—	4,632,347	—	3,783,925	8,416,272
Net change in unrealized gain/(loss)
Non-U.S. Real Estate Operating Companies	—	6,901,741	—	(70,734)	6,831,007
U.S. Real Estate Operating Companies	2,902,501	—	38,583,153	—	41,485,654
Balance as of 7/31/14 (fair value)
Non-U.S. Real Estate Operating Companies	—	38,564,542	—	3,713,191	42,277,733
U.S. Real Estate Operating Companies	19,654,275	—	129,812,476	—	149,466,751
Total	$19,654,275	$38,564,542	$129,812,476	$3,713,191	$191,744,484
Net change in unrealized gain/(loss) related to securities still held as of July 31, 2014					$48,316,661

^	Transfer in is recorded utilizing value as of the beginning of the period.
21

Third Avenue Trust

Notes to Portfolios of Investments (continued)
July 31, 2014
(Unaudited)

Third Avenue Focused Credit Fund

	Corporate Bonds & Notes	Term Loans	Claims		Common Stocks and Warrants		Preferred and Convertible Preferred Stocks		Private Equities	Total
Balance as of 10/31/13 (fair value)
Aerospace	$—	$2,488,160	$—		$—		$—		$—	$2,488,160
Energy	5,242,313	—	—		14,377,272	*	—		—	19,619,585
Financials	—	—	—		—		6,113,114	(a)	556,847	6,669,961
Healthcare	—	3,001,947	—		—		—		—	3,001,947
Metals & Mining	—	1,360,000	—		—		14,248,607	(a)	—	15,608,607
Technology	7,873,040	—	—		—		—		—	7,873,040
Transportation	—	—	—		4,592,162		14,320,558	(b)	—	18,912,720
Transfer in to Level 3^
Financials	18,817,355	—	—		—		—		—	18,817,355
Purchases
Automotive	—	—	—		—		—		8,800,000	8,800,000
Consumer Products	70,426,143	—	—		—		—		—	70,426,143
Energy	1,147,001	57,077,808	—		1,815,788	‡	748,288	(a)	—	60,788,885
Financials	1,161,448	6,178,611	—		—		—		—	7,340,059
Food & Beverage	—	—	30,796,067	†	—		—		—	30,796,067
Gaming & Entertainment	—	19,600,000	—		—		—		—	19,600,000
Healthcare	—	6,135,522	—		—		—		—	6,135,522
Media/Cable	— †	—	—		—		—		—	—
Services	—	—	—		2,095,119		—		—	2,095,119
Telecommunications	—	4,900,000	—		—	†	—		—	4,900,000
Utliites	—	5,343,271	—		—	†	—		—	5,343,271
Sales
Aerospace	—	(2,787,514)	—		—		—		—	(2,787,514)
Energy	—	—	—		(41,888)		—		—	(41,888)
Financials	—	—	—		—		(6,325,076	)(a)	(556,847)	(6,881,923)
Healthcare	—	(4,094,594)	—		—		—		—	(4,094,594)
Metals & Mining	—	(1,700,000)	—		—		(14,040,735	)(a)	—	(15,740,735)
Services	—	—	—		(2,241,750)		—		—	(2,241,750)
Bond discount
Energy	1,059	1,765,293	—		—		—		—	1,766,352
Payment-in-kind
Energy	216,940	—	—		—		—		—	216,940
Healthcare	—	3,266	—		—		—		—	3,266
Net change in unrealized gain/(loss)
Aerospace	—	3,342,564	—		—		—		—	3,342,564
Automotive	—	—	—		—		—		3,700,000	3,700,000
Consumer Products	(326,417)	—	—		—		—		—	(326,417)
Energy	(145,506)	—	—		608,289		374,143	(a)	—	836,926
Financials	4,573,955	(121,690)	—		—		(589,849	)(a)	25,573	3,887,989
Food & Beverage	—	—	(13,789,962)		—		—		—	(13,789,962)
Metals & Mining	—	127,990	—		—		762,659	(a)	—	890,649
Services	—	—	—		529,841		—		—	529,841
Technology	(7,769,255)	—	—		—		—		—	(7,769,255)
Telecommunications	—	37,500	—		—		—		—	37,500
Transportation	—	—	—		824,235		4,168,174	(b)	—	4,992,409
Utliites	—	—	—		7,104,606		—		—	7,104,606
22

Third Avenue Trust

Notes to Portfolios of Investments (continued)
July 31, 2014
(Unaudited)

Third Avenue Focused Credit Fund reconciliation of Level 3 investments (continued)

	Corporate Bonds & Notes		Term Loans	Claims		Common Stocks and Warrants		Preferred and Convertible Preferred Stocks		Private Equities	Total
Net realized gain/(loss)
Aerospace	$—		$(3,043,210)	$—		$—		$—		$—	$(3,043,210)
Energy	—		—	—		(31,379)		—		—	(31,379)
Financials	—		—	—		—		801,811	(a)	(25,573)	776,238
Metals & Mining	—		212,010	—		—		(970,531	)(a)	—	(758,521)
Services	—		—	—		1,261,881		—		—	1,261,881
Technology	4,395,095		—	—		—		—		—	4,395,095
Balance as of 7/31/14 (fair value)
Aerospace	—		—	—		—		—		—	—
Automotive	—		—	—		—		—		12,500,000	12,500,000
Consumer Products	70,099,726		—	—		—		—		—	70,099,726
Energy	6,461,807		58,843,101	—		16,728,082	*	1,122,431	(a)	—	83,155,421
Financials	24,552,758		6,056,921	—		—		—		—	30,609,679
Food & Beverage	—		—	17,006,105	*	—		—		—	17,006,105
Gaming & Entertainment	—		19,600,000	—		—		—		—	19,600,000
Healthcare	—		5,046,141	—		—		—		—	5,046,141
Media/Cable	—	*	—	—		—		—		—	—
Metals & Mining	—		—	—		—		—		—	—
Services	—		—	—		1,645,091		—		—	1,645,091
Technology	4,498,880		—	—		—		—		—	4,498,880
Telecommunications	—		4,937,500	—		—	*	—		—	4,937,500
Transportation	—		—	—		5,416,397		18,488,732	(b)	—	23,905,129
Utliites	—		5,343,271	—		7,104,606		—		—	12,447,877
Total	$105,613,171		$99,826,934	$17,006,105		$30,894,176		$19,611,163		$12,500,000	$285,451,549
Net change in unrealized gain/(loss) related to securities still held as of July 31, 2014											$(232,087)

*	Investments or include investments fair valued at zero.
†	Investments or include Investments acquired through corporate actions with zero cost.
‡	Includes investments acquired with zero cost.
^	Transfer in is recorded utilizing value as of the beginning of the period.
(a)	Preferred Stocks
(b)	Convertible Preferred Stocks
23

Third Avenue Trust

Notes to Portfolios of Investments (continued)
July 31, 2014
(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements

(amounts in thousands)

Third Avenue Value Fund	Fair Value at 7/31/14	Valuation Technique(s)	Unobservable Inputs(s)	Range (Weighted Average)
Other (b)	$7,120
Third Avenue Real Estate Value Fund	Fair Value at 7/31/14	Valuation Technique(s)	Unobservable Inputs(s)	Range (Weighted Average)
Private Equities	$129,812	Broker Quote	#	$4.50
Corporate Bonds	38,565	Broker Quote	#	$128.55
Common Stocks	19,654	Option Pricing Model (a)	Share volatility	0.3% (N/A)
Term Loans	3,713	Book Value	Restructuring value	$133.90-$133.97
	$191,744
Third Avenue Focused Credit Fund	Fair Value at 7/31/14	Valuation Technique(s)	Unobservable Inputs(s)	Range (Weighted Average)
Corporate Bonds	$70,099	Private Market Transaction	#	$103.78
Term Loans	58,843	Book Value	Restructuring value	1.0x (1.0x)
Corporate Bonds	24,553	Broker Quote	#	$128.55
Term Loans	19,600	Broker Quote	#	$98.00
Convertible Preferred Stocks	18,489	Broker Quote	#	$1,149.96-$1,525.08
Claims	17,006	Broker Quote	#	$0.00-$9.04
Term Loans	6,057	Book Value	Restructuring value	$133.89-$133.91
Common Stocks	5,416	Broker Quote	#	$1,149.98
Other (b)	65,389
	$285,452
#	Valuation techniques and significant unobservable inputs used by third-party pricing vendors or brokers, which are described in Note 1, were not provided to the Adviser. The appropriateness of fair values for these securities is based on results of back testing, broker due diligence, unchanged price review and consideration of macro or security specific events.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account premiums or discounts, as applicable, when pricing the investments.
(b)	Includes securities less than 0.50% within each respective Fund.
The significant unobservable inputs used in the fair value measurement of the Funds’ investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability may decrease (increase) the fair value measurement.

Security transactions:

Security transactions are accounted for on a trade date basis.

Foreign currency translation and foreign investments:

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions: At the prevailing rates of exchange on the date of such transactions.

Payment-in-kind Securities:

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable.

24

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2014

(Unaudited)

Term loans:

The Funds typically invest in loans which are structured and administered by a third party entity (the “Agent”) that acts on behalf of a group of lenders that make or hold interests in the loan. These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by one or more major United States banks, or the certificate of deposit rate.

These securities are generally considered to be restricted, as the Funds are ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of term loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on July 31, 2014.

Forward foreign exchange contracts:

The Funds may be exposed to foreign currency risks associated with portfolio investments and therefore may use forward foreign currency contracts to hedge or manage these exposures. The Funds also may buy forward foreign currency contracts to gain exposure to currencies. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/(depreciation) on investments and foreign currency translations. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Funds’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

During the period ended July 31, 2014, Third Avenue Real Estate Value Fund, Third Avenue International Value Fund and Third Avenue Focused Credit Fund used forward foreign currency contracts for hedging against foreign currency risks. As of July 31, 2014, the Third Avenue International Value Fund no longer held any forward foreign currency contracts.

Option contracts:

The Funds may purchase and sell (“write”) put and call options on various instruments including investments, indices, and foreign currency to manage and hedge exchange rate risks within their portfolios and also to gain long or short exposure to the underlying instruments.

An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of the underlying instruments acquired through the exercise of a call option is increased by the premiums paid. The proceeds from the underlying instruments sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in over-the-counter option contracts require the Funds to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Funds, on expiration date, as realized losses on investments or foreign currency transactions.

When the Funds write an option, an amount equal to the premium received by the Funds is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds, on the expiration date, as realized gains on written options or foreign currency. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Funds have a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Funds. In purchasing and writing options, the Funds bear the market risk of an unfavorable change in the price of the underlying security or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing a security or currency at a price different from the cur-

25

Third Avenue Trust

Notes to Portfolios of Investments (continued)

July 31, 2014

(Unaudited)

rent market value. The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing over-the-counter options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.

During the period ended July 31, 2014, Third Avenue Real Estate Value Fund and Third Avenue International Value Fund used purchased options on foreign currency for hedging purposes and/or to protect against losses in foreign currencies. As of July 31, 2014, the Third Avenue International Value Fund no longer held any purchased options on foreign currency.

During the period ended July 31, 2014, Third Avenue Real Estate Value Fund used written call options on foreign currency for hedging purposes and written put options on equities to gain long exposure to the underlying instruments. As of July 31, 2014, the Third Avenue Real Estate Value Fund no longer held any written put options on equities.

2. INVESTMENTS

Unrealized appreciation/(depreciation):

The following information is based upon the book basis of investment securities as of July 31, 2014:

	Value Fund	Small-Cap Value Fund	Real Estate Value Fund	International Value Fund	Focused Credit Fund
Gross unrealized appreciation	$680,222,519	$140,142,307	$701,749,201	$96,595,938	$280,512,864
Gross unrealized depreciation	(192,462,374)	(8,064,197)	(33,078,561)	(61,408,905)	(154,595,995)
Net unrealized appreciation/(depreciation)	$487,760,145	$132,078,110	$668,670,640	$35,187,033	$125,916,869
Aggregate book cost	$1,620,651,755	$432,717,328	$1,815,807,091	$581,001,215	$2,977,184,645

3. COMMITMENTS AND CONTINGENCIES

At July 31, 2014, Third Avenue Focused Credit Fund had the following commitments and contingencies:

Issuer	Type	Amount of Commitment	Funded Commitment	Value of Segregated Securities
Longview Power LLC	Debtor-In-Possession Loan	$13,818,803	$5,343,271	$8,475,532

In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For additional information regarding the accounting policies of the Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

26

BOARD OF TRUSTEES

Jack W. Aber David M. Barse William E. Chapman, II Lucinda Franks Edward J. Kaier	Marvin Moser Eric Rakowski Martin Shubik Charles C. Walden Martin J. Whitman

OFFICERS

Martin J. Whitman — Chairman of the Board
David M. Barse — President, Chief Executive Officer
Vincent J. Dugan — Chief Financial Officer, Treasurer
Michael A. Buono — Controller
W. James Hall — General Counsel, Secretary
Joseph J. Reardon — Chief Compliance Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

CUSTODIAN

JPMorgan Chase Bank, N.A.
14201 Dallas Parkway, 2nd Floor
Dallas, TX 75254

About Third Avenue Management

Third Avenue Management LLC is a New York-based global asset manager that has adhered to a proven value investment philosophy since its founding in 1986. Third Avenue’s disciplined approach seeks to maximize long-term, risk-adjusted returns by focusing on corporate financial stability, and price conscious, opportunistic security selection throughout the capital structure. The firm offers its services to private and institutional clients, and had approximately $13 billion in assets under management as of July 31, 2014.

If you would like further information about Third Avenue Funds, please contact your relationship manager or email clientservice@thirdave.com

622 Third Avenue, 31st floor | New York, New York 10017 www.thirdave.com

Item 2. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) within 90 days of this filing and have concluded that the Trust’s disclosure controls and procedures (required by Rule 30a-3(b) under the Act) are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-Q is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-Q is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Trust’s principal executive officer and principal financial officer are aware of no changes in the Trust’s internal control over financial reporting that occurred during the Trust’s most recently ended fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications of the Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Third Avenue Trust

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	September 15, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David M. Barse
Name:	David M. Barse
Title:	Principal Executive Officer
Date:	September 15, 2014

By:	/s/ Vincent J. Dugan
Name:	Vincent J. Dugan
Title:	Principal Financial Officer
Date:	September 15, 2014